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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) December 1, 2003
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                CABCO Trust for Florida P&L First Mortgage Bonds
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             (Exact name of registrant as specified in its charter)


Delaware                            33-91744-01                  22-3281571
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(State or other jurisdiction        (Commission               (I.R.S. employer
      of incorporation)              file number)            identification no.)


445 Broad Hollow Road
Suite 239
Melville, New York                                                     11747
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (631) 587-4700
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          (Former name or former address, if changed since last report)


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Item 1.             Changes in Control of Registrant.

                    Not Applicable.

Item 2.             Acquisition or Disposition of Assets.

                    Not Applicable.

Item 3.             Bankruptcy or Receivership.

                    Not Applicable.

Item 4.             Changes in Registrant's Certifying Accountant.

                    Not Applicable.

Item 5.             Other Events.

                    This current report on Form 8-K relates to the notification of the redemption of the outstanding principal amount of the Trust Certificates relating to Florida Power & Light Company 7.05% First Mortgage Bonds due December 1, 2026 and the distribution to the holders of such Trust Certificates of the redemption proceeds and accrued interest on December 1, 2003. After giving effect to the redemption, no Trust Certificates will remain outstanding.

                    Corporate Asset Backed Corporation is the depositor (the "Depositor") under the Trust Agreement, dated June 14, 1999, with The Bank of New York, as trustee (the "Trustee"), providing for the issuance of trust certificates (the "Certificates"). The Certificates do not represent obligations of or interests in the Depositor or the Trustee. The Certificates represent beneficial interests in securities of the Florida Power & Light Company. Florida Power & Light Company is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance with those requirements files reports and other information (including financial information) with the Securities and Exchange Commission ("SEC") periodically. Those reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of those materials can also be obtained by making a written request to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC also maintains a site on the world wide web at "http://www.sec.gov" at which users can view and download copies of reports, proxy, information statements and other information filed electronically.

Item 6.             Resignations of Registrant's Directors.

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                    Not Applicable.

Item 7.             Financial Statements, Pro-Forma Financial Information and
                    Exhibits.

                    (a)  Not Applicable.

                    (b)  Not Applicable.

                    (c)  Exhibits.

                    99.1 Report by the Trustee of the CABCO Trust for Florida P&L First Mortgage Bonds relating to the distribution made on December 1, 2003 as follows:

                                     $26,563,750.00 to the Trust Certificate
                                     Holders, consisting of $25,682,500.00 in principal and $881,250.00 in interest, in connection with the redemption of the outstanding principal amount of the Trust Certificates.

Item 8.             Change in Fiscal Year.

                    Not Applicable.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               CABCO TRUST FOR FLORIDA P&L
                                               FIRST MORTGAGE BONDS,
                                               by
                                               CORPORATE ASSET BACKED
                                               CORPORATION, as Depositor


                                               By:    /s/ Robert D. Vascellaro
`                                              ---------------------------------
                                               Name:  Robert D. Vascellaro
                                               Title: Vice President


Date:  December 11, 2003


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                                  EXHIBIT INDEX


Exhibit                                                                    Page
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99.1        Report by the Trustee of the CABCO Trust for Florida P&L First
            Mortgage Bonds relating to the distribution made on December 1, 2003.